UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): January 26, 2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5     Press release dated (26 January 2004) - Holding(s) in Company

The company received the following notification today:






                                        HBOS plc


                                        The Mound


                                        Edinburgh


                                        EH1 1YZ



Marconi Corp. Plc

34 Grosvenor Square

London

W1K 2HD



For the attention of the Company Secretary


                                        22 January 2004



Dear Sirs,



Companies Act 1985 (as amended) (the Act)



Section 198 disclosure by HBOS plc on its own behalf and on behalf of those of its subsidiaries which hold a material interest in Ord 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company").



Pursuant to Section 198 of the Act, we hereby give the Company notice that we had an interest (for the purposes of Sections 208 and 209 of the Act) in the following shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose:-




                                                                                    Number of               Percentage
Registered Holder:                                            Fund:                 Share Held:                Holding:

Chase Nominees a/c CMIG                                       1105                  110,000                       0.055%

Chase Nominees a/c CMIG                                       2314                  520,000                       0.259%

Chase Nominees Ltd                                            WP                  1,500,000                       0.749%

HSBC Global Custody Nominee (UK) Ltd a/c 921561               SJP RF03              233,370                       0.116%

HSBC Global Custody Nominee (UK) Ltd a/c 823617               SJP RF80            1,230,891                       0.614%

HSBC Global Custody Nominee (UK) Ltd a/c 823629               SJP RF89            1,080,410                       0.539%

HSBC Global Custody Nominee (UK) Ltd a/c 823757               SJP RF67              102,570                       0.051%

HSBC Global Custody Nominee (UK) Ltd a/c 823794               SJP RF63              603,020                       0.301%

HSBC Global Custody Nominee (UK) Ltd a/c 823873               SJP RF56               61,520                       0.031%

HSBC Global Custody Nominee (UK) Ltd a/c 921548               SJP RF04               82,720                       0.041%

HSBC Global Custody Nominee (UK) Ltd a/c 921573               SJP RF02              296,370                       0.148%

HSDL Nominees Limited                                         N/A                         8                       0.000%

Morgan Nominees Ltd                                           HPFO                    3,200                       0.002%

Morgan Nominees Ltd                                           HXPEN                   3,700                       0.002%

Morgan Nominees Ltd                                           HPBA                    4,000                       0.002%

Morgan Nominees Ltd                                           HLFO                   56,000                       0.028%

Morgan Nominees Ltd                                           HXLFE                  63,000                       0.031%

Morgan Nominees Ltd                                           HLBA                   65,000                       0.032%



Aggregate material Holding of HBOS Group                                          6,015,779                       3.002%



Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 5562.



Yours faithfully



Kenny Melville

Company Secretarial Manager

For and on behalf of

HBOS plc




END

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 26, 2004